Exhibit 99.3

BAUSCH & LOMB INCORPORATED

LETTER OF TRANSMITTAL AND CONSENT

to Tender

$183,873,000 7.125% Debentures Due 2028 (CUSIP No. 071707AG8) (the “2028 Debentures”)
$150,000,000 6.95% Notes due 2007 (CUSIP No. 071707AH6) (the “2007 Notes”)
$50,000,000 5.90% Notes due 2008 (CUSIP No. 071707AL7) (the “2008 Notes”)
(collectively, the “Notes”)

and

to Deliver Consents to Amend the Related Indentures

Pursuant to the Offer to Purchase and Consent Solicitation Statement dated May 5, 2006

The Depositary for the Tender Offers and Consent Solicitations is:

Global Bondholder Services Corporation

By Registered or Certified Mail, Hand or by Overnight Courier:

Global Bondholder Services Corporation
65 Broadway, Suite 723
New York, New York 10006
Attention: Corporate Actions

Facsimile Transmission Number (212) 430-3775	For Confirmation by Telephone: (212) 430-3774

The Tender Offer for each series of Notes will expire at midnight, New York City time, on June 2, 2006, unless extended or earlier terminated by Bausch & Lomb Incorporated (such time and date, as the same may be extended or earlier terminated, the “Expiration Date”). The Consent Solicitation for each issue of Notes will expire at 5:00 p.m., New York City time, on May 17, 2006, unless extended or earlier terminated by Bausch & Lomb Incorporated (such time and date, as the same may be extended, the “Consent Date”). To be eligible to receive the Purchase Price, Holders must tender Notes and the related Consents in the manner described below on or prior to the Consent Date. Holders delivering only the Consents in the manner described below on or prior to the Consent Date will be eligible to receive only the Consent Amount. Tendered Notes may be withdrawn and the related Consents may be revoked at any time prior to the Consent Date, but not thereafter. Holders who desire to tender their Notes pursuant to the Tender Offers must consent to the Amendments. Holders of Securities who tender after the Consent Payment Date but before the Expiration Date will receive the Purchase Price minus the initial Consent Payment. Holders wishing to deliver a Consent but not tender the related Notes must temporarily deposit the related Notes with the Depositary until the Settlement Date. Notes may be deposited with the Depositary pursuant to the procedures for book-entry transfer described below (and a confirmation of such transfer must be received by the Depositary, including an Agent’s Message). Holders wishing to deliver a Consent but not tender the related Notes must indicate in this Letter of Transmittal or in an Agent’s Message that such Holder has elected to Consent to the Amendments but not to tender Notes in the Tender Offer. Holders who make such election will receive the related Notes from the Depositary promptly following the Settlement Date or, in the event of a termination by the Company of the Tender Offers or Consent Solicitations or a revocation of the Consent by the Holder prior to the Consent Date, promptly following such termination or revocation. Holders will remain entitled to all interest accrued on the Notes during the period such Notes are deposited with the Depositary.

Delivery of this Letter of Transmittal and Consent (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement dated May 5, 2006 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”) of Bausch & Lomb Incorporated, a New York corporation (the “Company”).

This Letter of Transmittal is to be completed by a Holder desiring to tender Notes or deliver Consents unless such Holder is executing the tender or delivering a Consent through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering Notes and delivering Consents through ATOP.

For a description of certain procedures to be followed in order to tender Notes (through ATOP or otherwise), see “Procedures for Tendering Notes and Delivering Consents” in the Offer to Purchase and the instructions to this Letter of Transmittal.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PURSUANT TO THE TENDER OFFERS AND CONSENT SOLICITATIONS MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES, AND VALIDLY DELIVER (AND NOT VALIDLY REVOKE) THEIR CONSENTS ACCORDING TO THE TERMS OF THE TENDER OFFERS AND CONSENT SOLICITATIONS ON OR PRIOR TO THE CONSENT DATE. HOLDERS VALIDLY TENDERING NOTES AND DELIVERING CONSENTS AFTER THE CONSENT DATE AND ON OR PRIOR TO THE EXPIRATION DATE WILL ONLY BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION, NAMELY THE PURCHASE PRICE LESS THE CONSENT AMOUNT. HOLDERS VALIDLY DELIVERING CONSENTS WITHOUT TENDERING THE RELATED NOTES ON OR PRIOR TO THE CONSENT DATE WILL ONLY BE ELIGIBLE TO RECEIVE THE CONSENT AMOUNT. HOLDERS VALIDLY DELIVERING CONSENTS AFTER THE CONSENT DATE WITHOUT TENDERING THE RELATED NOTES WILL RECEIVE NEITHER THE TENDER OFFER CONSIDERATION NOR THE CONSENT AMOUNT.

TENDERS OF NOTES OR DELIVERY OF CONSENTS PURSUANT TO THIS LETTER OF TRANSMITTAL (OR TENDERING THROUGH ATOP) ON OR PRIOR TO THE CONSENT DATE WILL BE CONSIDERED DELIVERY OF THE CONSENT OF THE HOLDER TO THE AMENDMENTS DESCRIBED IN THE OFFER TO PURCHASE. ANY TENDERS MADE AND NOT WITHDRAWN (AND CONSENTS DEEMED DELIVERED AND NOT REVOKED) ON OR PRIOR TO THE CONSENT DATE MAY NOT BE WITHDRAWN (AND MAY NOT BE REVOKED) AFTER THE CONSENT DATE.

TENDER OF NOTES AND CONSENT TO AMENDMENTS

☐	CHECK HERE IF TENDERING NOTES AND THIS LETTER CONSTITUTES YOUR CONSENT.

☐	CHECK HERE IF THIS LETTER CONSTITUTES YOUR CONSENT WITHOUT TENDERING THE
RELATED NOTES.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OR DELIVERED NOTES ARE
ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES OR DELIVERED CONSENT ARE BEING DELIVERED BY BOOK-
ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

List below the outstanding 7.125% Debentures Due 2028 (the “2028 Debentures”), 6.95% Notes due 2007 (the “2007 Notes”) and 5.90% Notes due 2008 (the “2008 Notes” and, together with the 2028 Debentures and the 2007 Notes, the “Notes”) to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes and deliveries of Consents will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED AND/OR CONSENTS DELIVERED

Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Type*	Certificate Number(s)**	Aggregate Principal Amount Represented***	Principal Amount Tendered and/or as to which Consents are Given****

Total Principal Amount:

*	Enter the title of the issue of Notes being tendered and as to which Consents are being delivered (e.g., 2028 Debentures, 2007 Notes and/or 2008 Notes).

**	Need not be completed by Holders tendering the book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).

***

Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered and a Consent with respect thereto is being given or, in relation to Consents being delivered without Notes being tendered, a Consent is being given with respect to the entire principal amount of the Notes deposited pursuant to the Consent Solicitations. A tendering Holder is required to consent to the Amendments with respect to all Notes tendered by such Holder. Only Holders may validly tender their Notes and deliver their Consents pursuant to the Tender Offers and Consent Solicitations.

****	For a valid tender, Consent must be given for all Notes tendered. Accordingly, Consents will be deemed to be given for all Notes tendered.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered and/or delivered hereby or, if tendered and/or delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

The Tender Offers and Consent Solicitations are not being made to, and neither tenders of Notes nor the delivery of Consents will be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Tender Offers or the Consent Solicitations would not he in compliance with the laws of such jurisdiction.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE AMENDMENTS TO THE INDENTURES WITH RESPECT TO THE NOTES SO TENDERED. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE DELIVERY OF CONSENTS WITH RESPECT TO NOTES NOT BEING TENDERED WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE AMENDMENTS TO THE INDENTURES WITH RESPECT TO THE NOTES AS TO WHICH CONSENTS ARE DELIVERED.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Bausch & Lomb Incorporated, a New York corporation (the “Company”), upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Notes indicated in the table above under the caption heading “Description of Notes Tendered and/or Consents Delivered” under the column heading “Principal Amount Tendered and/or as to which Consents are Given” within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein.

Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby consents to, Amendments to the respective indentures for each series of Notes issued pursuant to the original indenture, dated September 1, 1991, as amended by Supplemental Indenture No. 1, dated as of May 13, 1998 (the “Original Indenture”) between the Company and Citibank, N.A., as trustee (the “Trustee”) or a supplement thereto (collectively, the “Indentures”), all as described in the Offer to Purchase, and to the execution of supplemental indentures effecting such Amendments (the “Supplemental Indentures”). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn, and the delivery of any Consents granted hereby may not be revoked, except in accordance with the procedures and conditions for withdrawal or revocation set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered or Consents delivered herewith, as the case may be, in accordance with the terms and subject to the conditions of the Tender Offers and Consent Solicitations, the undersigned hereby:

•                  sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to any Notes tendered hereby;

•                  waives any and all other rights with respect to any such Notes;

•                  Consents to the Amendments and Waiver and to the execution and delivery of the relevant Supplemental Indentures; and

•                  irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such tendered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•                  present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company;

•                  present such Notes for transfer of ownership on the books of the Company;

•                  receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes; and

•                  irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes as to which Consents are delivered, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•                  deliver to the Company and the respective Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the Amendments and to the execution and delivery of the respective Supplemental Indenture as certification that the Consents to the Amendments duly executed by Holders have been received;

all in accordance with the terms and conditions of the Tender Offers and Consent Solicitations as described in the Offer to Purchase. In the event of any inconsistency between this Letter and the Offer to Purchase, the Offer to Purchase shall govern.

Tenders of Notes may be withdrawn and the Consents may be revoked only by written notice of withdrawal or revocation received by the Depositary prior to the Consent Date pursuant to the terms of the Offer to Purchase. If a Holder validly withdraws tendered Notes prior to the Consent Date, that will not constitute the concurrent revocation of that Holder’s related Consent unless the Holder specifically withdraws the Consent as well.

If the undersigned is not the Record Holder of the Notes listed in the box above under the caption “Description of Notes Tendered and/or Consents Delivered” under the column heading “Principal Amount Tendered and/or as to which Consents are Given” or such Record Holder’s legal representative or attorney-in-fact (or, in the case of Notes held through DTC, the DTC participant for whose account such Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Consent in respect of such Notes on behalf of the Record Holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned acknowledges and agrees that a tender of Notes or delivery of Consents pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes or Consents by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides its Consent, with respect to the principal amount of Notes which is the subject of this Letter of Transmittal to the Amendments to the respective Indenture and the Notes and to the execution and delivery of the respective Supplemental Indenture. In so doing, the undersigned recognizes that the Amendments will amend the reporting obligations contained in the Indentures. The undersigned understands that any Consent provided hereby shall remain in full force and effect unless and until such Consent is validly revoked in accordance with the procedure set forth in the Offer to Purchase, or unless a Tender Offer is not completed and the Company does not accept for payment Notes pursuant to such Tender Offer as described in the Offer to Purchase. The undersigned further understands that any tenders of Notes and any delivery of Consents will not be revocable and may not he withdrawn after the Consent Date. The Company intends to execute and deliver the Supplemental Indentures on or as soon as practicable after the Consent Date, assuming receipt of Consents in respect of a majority of the principal amount of outstanding Notes of each series ; while the Supplemental Indentures will become effective as of the time the Supplemental Indentures are executed, the Amendments will not become operative unless and until respective Notes are accepted for payment pursuant to the Tender Offers.

The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the offer documents (each of which the Company may waive), the Company may not be required to accept for payment any of the Notes tendered or Consents delivered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Issuance/Delivery Instructions.”

The undersigned hereby represents and warrants and covenants that:

•                  the undersigned has full power and authority to tender, sell, assign and transfer any Notes tendered hereby and to deliver the Consents contained herein;

•                  when any such tendered Notes are accepted for payment and paid for by the Company pursuant to the Tender Offers, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

•                  the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete any sale, assignment and transfer of any Notes tendered hereby, to perfect the undersigned’s Consent to the Amendments or to complete the execution of the respective Supplemental Indenture containing such Amendments.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes,

In consideration for the purchase of the Notes pursuant to the Tender Offers or the Consents pursuant to the Consent Solicitations, the undersigned hereby waives, releases, forever discharges and agrees not to sue the

Company, or its former, current or future trustees, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Tender Offers and Consent Solicitations), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:

•                  the undersigned’s purchase, ownership or disposition of the Notes pursuant to the Tender Offers if Notes are tendered hereby;

•                  any decline in the value thereof up to and including the Expiration Date (and thereafter, to the extent the Holder retains Notes after the Amendments become effective);

•                  the undersigned’s delivery of any Consents pursuant to the Consent Solicitations; or

•                  the effectiveness or impact of the Amendments.

Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the Tender Offers, the Company shall obtain all rights relating to the undersigned’s ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto. If Consents are delivered without the tendering of the related Notes, the Company shall obtain no rights relating to the undersigned’s ownership of Notes. Notes not purchased by the Company will be returned to the Holders promptly following the Settlement Date or the termination or withdrawal of the Tender Offers and Consent Solicitations.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions”, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions”, the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby and any Consents delivered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered and Consents delivered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1, 2 and 6)	B. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 2,3 and 6)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that show in the box entitled “Description of Notes Tendered and/or Consents Delivered” within this Letter of Transmittal.

To be completed ONLY if cheeks are issued payable to someone other than the person(s) whose signatures) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered and/or Consents Delivered” within this Letter of Transmittal.

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein)
☐ Check here to direct a credit of Notes not tendered or not accepted for purchase delivered to book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering and consenting Holders except Holders tendering and consenting through DTC’s ATOP system.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes of the series listed in the box above labeled “Description of Notes Tendered and/or Consents Delivered” under the column heading “Principal Amount Tendered and/or as to which Consents are Given” and delivers the related Consents with respect to such principal amount of Notes (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box); provided, that if the undersigned has checked the box marked “Cheek Here If Delivering Consents Without Tendering the Related Notes” in the box titled “Tender of Notes and Consent to Amendments,” the undersigned will not have tendered the Notes described in the box labeled “Description of Notes Tendered and Consents Delivered”.

Signature(s):

(Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificates) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)
Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

MEDALLION SIGNATURE GUARANTEE
(ONLY IF REQUIRED---SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offers and Consent Solicitations

1.     Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.  If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered or Consents delivered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever.  If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered or Consents delivered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered or Consents delivered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.  If any of the Notes tendered or Consents delivered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes tendered or Consents delivered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must he guaranteed by a Medallion Signature Guarantor.

Unless this Letter of Transmittal is signed by the Record Holder(s) of the Notes tendered or Consents delivered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to consent with respect to such Notes on behalf of such Record Holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the record Holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, Instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

2.     Signature Guarantees.  Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered or Consents delivered hereby are tendered by a Record Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal.  See Instruction 1.

3.     Transfer Taxes.  Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Tender Offers.  If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the Record Holders, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Record Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4.     Requests for Assistance or Additional Copies.  Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at its telephone number set forth on the back cover of the Offer to Purchase.  A Holder may also contact the Dealer Manager at telephone number set forth on the back cover of the Offer to Purchase or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers and Consent Solicitations.

5.     Partial Tenders; Partial Consents.  Tenders of Notes and Consents will be accepted only in integral multiples of $1,000 principal amount.  If less than the entire principal amount of any Note is tendered or if consents are delivered with respect to less than the entire principal amount of any Note, the Holder should fill in the principal amount tendered and for which Consents are given in the fifth column of the box entitled “Description of Notes Tendered and/or Consents Delivered” above.  The entire principal amount of Notes delivered to the Depositary will be deemed to have been tendered and Consents delivered therefor unless otherwise indicated.  If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to the Tender Offers will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Notes are accepted for partial tender.

6.     Special Payment and Special Delivery Instructions.  Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Purchase Price or the Tender Offer Consideration, as the case may be, and unpaid Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal.  In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.  If no instructions are given, Notes not tendered or not accepted for purchase will be returned, and checks for payment of the Purchase Price or the Tender Offer Consideration, as the case may be, and unpaid Accrued Interest will be sent, to the Holder of the Notes tendered.

7.     Waiver of Conditions.  The Company reserves the right, in its sole discretion, to amend or waive any of the conditions to the Tender Offers or the Consent Solicitations.

8.     Substitute Form W-9.  Each tendering and/or consenting Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below (or on a Form W-8BEN or W-8ECI if the Holder is a foreign person, as described further below), and to certify that the Holder (or other payee) is not subject to backup withholding.  Failure to provide the information on the Substitute Form W-9 may subject the tendering and/or consenting Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment.  If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding.  In the event that such Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder.

9.     Consents Delivered without Tendering Notes.  Holders who deliver Consents without tendering the related Notes should note that they will be required to deposit the related Notes in an account established by the Depositary until the Settlement Date or until such time as the Company terminates or withdraws the Tender Offers and Consent Solicitations.  On the Settlement Date, or in the event of a termination by the Company of the Tender Offers and Consent Solicitation or a revocation by the Holder prior to the Consent Date of the Consent, all such Notes shall be returned promptly to the delivering Holders.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal and Consent was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state, or local tax law.  Each Holder should seek advice based on its particular circumstances from an independent tax advisor.

Under U.S. federal income tax laws, a Holder whose tendered Notes are accepted for payment or who is delivering Consents is required to provide the Depositary (as payer) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax.  Certain Holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements.  Exempt Holders should furnish their TIN, check the exemption in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary.  A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that Holder’s foreign status.  The applicable Form W-8 can be obtained from the Depositary.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.  If such Holder is an individual, the TIN is generally his social security number.  If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes may be subject to a 28% backup withholding tax.  Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Holder or other payee.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Notes, the Holder is required to provide the Depositary with either:  (i) the Holder’s correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), that the Holder is a U.S. person and that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding.  In the event that such Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder.

What Number to Give the Depositary

The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder of the Notes.  If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Global Bondholder Services Corporation

SUBSTITUTE	Name (as shown on your income tax return)

Form W-9	Business Name, if different from above

Department of the Treasury Internal Revenue Service	Check appropriate box:

Payer’s Request for Taxpayer	☐ Individual/Sole proprietor	☐ Corporation	☐ Partnership	☐ Other
Identification Number (“TIN”) and	Address
Certification

City, state, and ZIP code

Part 1 - Taxpayer Identification Number - Please provide your TIN in
Social Security Number
	the box at right and certify by signing			OR
and dating below. If awaiting TIN,
	write “Applied For.”			Employer Identification Number

PART 2 - For Payees Exempt from Backup Withholding- Check the box if you are NOT subject to backup withholding. ☐
PART 3 - Certification -- Under penalties of perjury,1 certify that:
	(1)			The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3)			I am a U.S. person (including a U.S. resident alien).

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld

Signature	Date	,2006

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer - Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000_ Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —	For this type of account:	GIVE THE NAME And EMPLOYER IDENTIFICATION NUMBER of —

1. Individual	The individual	6. A valid trust, estate, or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	9. Partnership or multi- member LLC	The partnership or LLC

5. Sole proprietorship or single owner LLC	The owner (3)	10. A broker or registered nominee	The broker or nominee single-owner LLC

(1)             List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)             Circle the minor’s name and furnish the minor’s SSN.

(3)             You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or FIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)             List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf: You may also get this form by calling 1-800-772-1213. You can apply for an FIN online by accessing the IRS website at www.irs.gov/businesses, and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX¬FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part I, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TEN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part I, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (I) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 604I A are generally exempt from backup withholding only if made to payees described in items (I) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)                                  An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)                                  The United States or any of its agencies or instrumentalities.

(3)                                  A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)                                  A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)                                  An international organization or any of its agencies or instrumentalities.

(6)                                  A corporation.

(7)                                  A foreign central bank of issue.

(8)                                  A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)                                  A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)                            A real estate investment trust

(11)                            An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)                            A common trust fund operated by a bank under section 584(a).

(13)                            A financial institution.

(14)                            A middleman known in the investment community as a nominee or custodian.

(15)                            An exempt charitable remainder trust, or a non-exempt trust deem-bed in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041 A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return, Payers must generally withhold 28%  of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender and consent, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Depositary for the Tender Offers and Consent Solicitations Ls:

Global Bondholder Services Corporation

By facsimile:
(For Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail: 65 Broadway— Suite 723 New York, NY 10006	By Overnight Courier: 65 Broadway—Suite 723 New York, NY 10006	By Hand: 65 Broadway—Suite 723 New York, NY 10006

Facsimile Transmission Number (212) 430-3775	For Confirmation by Telephone: (212) 430-3774

The Information Agent for the Tender Offers and Consent Solicitations is:

Global Bondholder Services Corporation

Global Bondholder Services Corporation
65 Broadway, Suite 723
New York, New York 10006
Attention: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 540-1500

Any questions or requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or the other offer documents may be directed to the Information Agent at its telephone number above. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder’s Custodian for assistance concerning the Tender Offers and Consent Solicitations.

The Dealer Manager for the Tender Offers and the Solicitation Agent for the Consent Solicitations is:

Citigroup Global Markets Inc.
390 Greenwich Street, 4th Floor
New York, New York 10013
Attention: Liability Management Group
Telephone: (800) 558-3745 (toll free)

Co-Dealer Managers for the Tender Offers and Co-Solicitation Agents for the Consent Solicitations  are:

Barclays Capital Inc.

JPMorgan Chase Inc.

Key Banc Capital Markets

Mitsubishi UFJ Securities (USA)